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                                                                EXHIBIT 10.13(b)


                              U.S. INDUSTRIES, INC.
                                MASTER AGREEMENT


                                     WAIVER
                          DATED AS OF OCTOBER 30, 2002



                  This WAIVER dated as of October 30, 2002, to the Amendment, Restatement, General Provisions and Intercreditor Agreement dated as of August 15, 2001 and amended and restated as of September 23, 2002, between U.S. Industries, Inc. ("USI"), USI Global Corp., USI American Holdings, Inc., USI Atlantic Corp., Rexair Holdings, Inc., Rexair, Inc. and the other subsidiaries of USI party thereto as Loan Parties, Wilmington Trust Company and David A. Vanaskey, not in their individual capacities, but solely as Collateral Trustees, Bank of America, N.A., as agent and the various bank and other lender parties thereto (as amended, amended and restated, supplemented or otherwise modified from time to time, the "MASTER AGREEMENT"). Capitalized terms used without definition in this Waiver shall have the meanings set forth in the Master Agreement.


                              W I T N E S S E T H:

                  WHEREAS, USI intends to consummate an Asset Disposition of that certain real property located in the City of Nipomo, County of San Luis Obispo, California pursuant to the Woodlands Agreement (as defined below), scheduled to close on or about October 31, 2002 (the "WOODLANDS ASSET DISPOSITION");

                  WHEREAS, the consideration for the Woodlands Asset Disposition will consist of (a) $10,350,000 in cash (the "CASH CONSIDERATION") and (b) a promissory note to be dated the date of the closing of the Woodlands Asset Disposition and issued by Woodlands Ventures, LLC (the "BUYER") to PH Property Development Company, a Subsidiary of USI (the "SELLER") in the principal amount of $9,650,000 (the "NOTE") secured by a Deed of Trust by the Buyer as Trustor, to the Seller as Trustee and as Beneficiary (the "DEED OF TRUST") in accordance with the terms and conditions pursuant to that certain Agreement of Purchase and Sale and Joint Escrow Instructions dated as of May 7, 1999 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "WOODLANDS AGREEMENT") among the Buyer and Seller.

                  WHEREAS, the Loan Parties have requested that the Banks agree to waive compliance with certain provisions contained in the Master Agreement in connection with the Woodlands Asset Disposition;

                  WHEREAS, the Banks are willing to grant the request of the Loan Parties and waive compliance with certain provisions of the Master Agreement as hereinafter set forth;




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                  NOW, THEREFORE, for good and valuable consideration, the
receipt and sufficiency of which is hereby acknowledged, and subject to the terms and conditions hereof, the parties hereto agree as follows:

                  SECTION 1. LIMITED WAIVER. Subject to the occurrence of the Effective Date, the Banks hereby agree to waive the requirements under Section 6.02(e)(iv)(B) of the Master Agreement in connection with the Woodlands Asset Disposition that 100% of the consideration be for cash; PROVIDED, that (i) the Net Cash Proceeds of the Cash Consideration, together with the Note (with an undated note power indorsed by the Seller in blank) shall be delivered and pledged to the Collateral Trustees for the benefit of the Secured Holders as payment (in the case of the Cash Consideration) and as Collateral (in the case of the Note) and (ii) an assignment of the Deed of Trust substantially in the form of Exhibit A attached hereto and made a part hereof shall be executed by the Seller and delivered to the Collateral Trustees, on the closing of the Woodlands Asset Disposition.

                  SECTION 2. CONDITIONS TO EFFECTIVENESS. The provisions of
Section 1 of this Waiver shall become effective as of the date first above written (the "EFFECTIVE DATE") when, and only when, the Debt Coordinator shall have received confirmation of each of the following, each in form and substance satisfactory to the Debt Coordinator:

                  (i) EXECUTION OF COUNTERPARTS. The Debt Coordinator shall have received counterparts of this Waiver duly executed by each of the Loan Parties and the Majority Banks.

                  (ii) PAYMENT OF FEES AND EXPENSES. The Debt Coordinator shall have determined that all agency, trustee, custodial, filing service, legal and other fees and disbursements incurred and invoiced through the day immediately prior to the Effective Date, including all fees of the Collateral Trustees and the Debt Coordinator and their respective counsel and of the Financial Advisor, shall have been paid in full by the Loan Parties.

                  (iii) NO DEFAULT. No Default shall have occurred or be continuing, other than a Default that shall be cured by the effectiveness hereof.

                  SECTION 3. CONFIRMATION OF REPRESENTATIONS AND WARRANTIES AND CERTAIN ACKNOWLEDGEMENTS AND AGREEMENTS. Each of the Loan Parties hereby represents and warrants, on and as of the Effective Date, that the representations and warranties contained in the Master Agreement are correct and true in all material respects on and as of the date hereof, before and after giving effect to this Waiver, as though made on and as of the date hereof, other than any such representations or warranties that, by their terms, refer to a specific date. In addition, each of the Loan Parties hereby acknowledges and restates, on and as of the Effective Date, each of its statements and agreements in Sections 8.02(d) and 8.03 of the Master Agreement.

                  SECTION 4. REFERENCE TO AND EFFECT ON THE TRANSACTION DOCUMENTS. (a) On and after the effectiveness of this Waiver, each reference in the Master Agreement to "hereunder", "hereof" or words of like import referring to the Master Agreement, and each reference in the other Transaction Documents



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to the "Master Agreement", "thereunder", "thereof" or words of like import referring to the Master Agreement, shall mean and be a reference to the Master Agreement as modified by this Waiver.

                  (b) The execution, delivery and effectiveness of this Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Bank or the Debt Coordinator under any of the Transaction Documents, nor constitute a waiver of any provision of any of the Transaction Documents.

                  SECTION 5. EXECUTION IN COUNTERPARTS. This Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Waiver by telecopier shall be effective as delivery of a manually executed counterpart of this Waiver.

                  SECTION 6. GOVERNING LAW. This Waiver shall be governed by, and construed in accordance with, the laws of the State of New York, and shall be subject to the jurisdictional and service provisions of the Master Agreement, as if this were a part of the Master Agreement.

                  SECTION 7. ENTIRE AGREEMENT; MODIFICATION. This Waiver constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, there being no other agreements or understandings, oral, written or otherwise, respecting such subject matter, any such agreement or understanding being superseded hereby, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, and may not be amended, extended or otherwise modified, except in a writing executed in whole or in counterparts by each party hereto.

                  SECTION 8. WAIVER PROVISIONS. This Waiver is subject to the provisions of Section 10.01 of the Master Agreement.


              [The rest of this page is intentionally left blank.]


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                  IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

AS OBLIGORS AND LOAN PARTIES:             AS LOAN PARTIES:

U.S. INDUSTRIES, INC.                     ASTERIA COMPANY
USI AMERICAN HOLDINGS, INC.               BATHCRAFT, INC.
USI ATLANTIC CORP.                        BAYLIS BROTHERS INC.
USI GLOBAL CORP.                          BRUCKNER MANUFACTURING CORP.
REXAIR, INC.                              CARLSBAD CORP.
REXAIR HOLDINGS, INC.                     COMPAX CORP.
                                          ELJER INDUSTRIES, INC.
                                          ELJER PLUMBINGWARE, INC.
                                          ENVIRONMENTAL ENERGY COMPANY
                                          EZ HOLDINGS, INC.
                                          GARY CONCRETE PRODUCTS, INC.
                                          GATSBY SPAS, INC.
                                          HL CAPITAL CORP.
                                          JACUZZI INC.
                                          JACUZZI WHIRLPOOL BATH, INC.
                                          JUSI HOLDINGS, INC.
                                          KLI, INC.
                                          KRIKLES CANADA U.S.A., INC.
                                          KRIKLES EUROPE U.S.A., INC.
                                          KRIKLES, INC.
                                          LOKELANI DEVELOPMENT CORPORATION
                                          LUXOR INDUSTRIES INC.
                                          MAILI KAI LAND DEVELOPMENT CORPORATION
                                          MOBILITE, INC.
                                          NEPCO OF AUSTRALIA, INC.
                                          NEPCO OF CANADA, INC.
                                          NEPCO OF FORD HEIGHTS, INC.
                                          NEPCO OF FULTON, INC.
                                          NISSEN UNIVERSAL HOLDINGS INC.
                                          OUTDOOR PRODUCTS LLC
                                          PH PROPERTY DEVELOPMENT COMPANY
                                          PLC REALTY INC.
                                          REDMONT, INC.
                                          SANITARY-DASH MANUFACTURING CO., INC.
                                          SHELBY PROPERTIES, INC.
                                          STRATEGIC CAPITAL MANAGEMENT, INC.
                                          STRATEGIC MEMBERSHIP COMPANY
                                          STREAMWOOD CORPORATION
                                          SUNDANCE SPAS, INC.
                                          TA LIQUIDATION CORP.
                                          TRIMFOOT CO.
                                          TT LIQUIDATION CORP.
                                          UGE LIQUIDATION INC.
                                          UNITED STATES BRASS CORPORATION
                                          USI CAPITAL, INC.
                                          USI FUNDING, INC.
                                          USI PROPERTIES, INC.
                                          USI REALTY CORP.




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                              ZURCO, INC.
                              ZURNACQ OF CALIFORNIA, INC.
                              ZURN (CAYMAN ISLANDS), INC.
                              ZURN CONSTRUCTORS, INC.
                              ZURN DEVCO, INC.
                              ZURN EPC SERVICES, INC.
                              ZURN GOLF HOLDING CORPORATION
                              ZURN INDUSTRIES, INC.




                              By: /s/  STEVEN C. BARRE
                                 ---------------------------------------------
                                 Name:  Steven C. Barre
                                 Title:  Vice President/Senior Vice President





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                                 ABN AMRO BANK N.V.
                                 ---------------------------------------------
                                 [PLEASE PRINT NAME OF BANK]

                                 By: /s/ NEIL J. BIVONA
                                    ------------------------------------------
                                    Name:  Neil J. Bivona
                                    Title:  Group Vice President




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                                                 BANK OF AMERICA, N.A.
                                                 -----------------------------

                                                 By: /s/ HENRY Y. YU
                                                    --------------------------
                                                    Name:  Henry Y. Yu
                                                    Title:  Managing Director




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                                              The Bank of New York

                                              By: /s/ JAMES W. WHITAKER
                                                 -----------------------------
                                                  Name:  James W. Whitaker
                                                  Title: Senior Vice President





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                                                 COMERICA BANK
                                                 -----------------------------
                                                [PLEASE PRINT NAME OF BANK]

                                                By: /s/ HOPE MCINERNEY
                                                   ---------------------------
                                                    Name:  Hope McInerney
                                                    Title: Vice President




                                       9
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                                        FARALLON JACUZZI, LLC
                                        ---------------------------------------
                                        By:  FARALLON CAPITAL MANAGEMENT, LLC
                                           ------------------------------------
                                           By: /s/ MARK C. WEHRLY
                                              ---------------------------------
                                              Name:  Mark C. Wehrly
                                              Title: Managing Member

                                        AUTHORIZED CO-SIGNATORY:


                                        WATERSHED ASSET MANAGEMENT, LLC
                                        AS SUB-ADVISOR
                                        ---------------------------------------
                                        By: /s/ MERIDEE A. MOORE
                                           ------------------------------------
                                            Name:  Meridee A. Moore
                                            Title: Senior Managing Member




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                                        GOLDMAN SACHS CREDIT PARTNERS, L.P.
                                        ---------------------------------------
                                        [PLEASE PRINT NAME OF BANK]
                                        ---------------------------------------

                                        By: /s/ JOHN MAKRINOS
                                            -----------------------------------
                                            Name:  John Makrinos
                                            Title: Authorized Signatory




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                                        HSBC Bank USA

                                        By: /s/ JOHN P. NORTHINGTON
                                            -----------------------------------
                                            Name:  John P. Northington
                                            Title: Vice President





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                                        JP Morgan Chase Bank


                                        By: /s/ STEPHANIE PARKER
                                            -----------------------------------
                                            Name:  Stephanie Parker
                                            Title: Vice President





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                                 The President & Fellows of Harvard College
                                 (REF. Harvard Special Situations Account)

                                 By: Whippoorwill Associates, Incorporated
                                 Its Agent and Authorized Signatory

                                 By: /s/ SHELLEY F. GREENHAUS
                                     ---------------------------------------
                                     Name:  Shelley F. Greenhaus
                                     Title: Managing Director




                                       14
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                                        ROYAL BANK OF CANADA
                                        ---------------------------------------
                                        [PLEASE PRINT NAME OF BANK]


                                        By: /s/ R.S. CHANG
                                            -----------------------------------
                                            Name:  R.S. Chang
                                            Title: Vice President




                                       15
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                                        Sumitomo Mitsui Banking Corporation

                                        By: /s/ EDWARD D. HENDERSON, JR.
                                            -----------------------------------
                                            Name:  Edward D. Henderson, Jr.
                                            Title: Joint General Manager




                                       16
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                                    EXHIBIT A

                              Please see attached.